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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): November 11, 2004

                          BOSTON SCIENTIFIC CORPORATION
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               (Exact name of registrant as specified in charter)

          DELAWARE                       1-11083                 04-2695240
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(State or other jurisdiction           (Commission             (IRS employer
      of incorporation)                file number)          identification no.)


          ONE BOSTON SCIENTIFIC PLACE, NATICK, MASSACHUSETTS 01760-1537
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (508) 650-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the fling obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On November 11, 2004, Boston Scientific Corporation amended its existing $1,500 million revolving credit facility to increase its borrowing capacity by $123,750,000 and amended its existing $500 million 364-day revolving credit facility to increase its borrowing capacity by $41,250,000. The revolving credit facilities provide borrowing capacity and support the Company's commercial paper. Use of the borrowings is unrestricted and the borrowings are unsecured. A copy of the form of amendments are furnished with this report as Exhibits 10.1 and 10.2.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.


     10.1 Form of First Amendment dated November 11, 2004 to the Multi-Year Revolving Credit Agreement dated as of May 14, 2004

     10.2 Form of First Amendment dated November 11, 2004 to the 364-Day Revolving Credit Agreement dated as of May 14, 2004
















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                                    SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                BOSTON SCIENTIFIC CORPORATION


Date: November 15, 2004         By: /s/ Lawrence J. Knopf
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                                    Lawrence J. Knopf
                                    Vice President and Assistant General Counsel